UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 8.01 Other Events.
As previously disclosed, in the first quarter of 2025, in connection with Galaxy Digital Inc.’s (the “Company”) planned conversion of its bitcoin mining facility into an AI/HPC data center facility, Galaxy Digital Holdings LP changed the structure of its business in a manner that caused a change in its reportable segments (the “Resegmentation”).
Following the Resegmentation, the Company manages and reports its activities in the following three segments: Digital Assets, Data Centers, and Treasury and Corporate.
Exhibit 99.1 to this Current Report on Form 8-K provides recast historical quarterly unaudited financial information of the Company and Galaxy Digital Holdings LP to reflect the Resegmentation.
The information included in this Current Report on Form 8-K is presented for informational purposes only in connection with the Resegmentation and does not amend or restate our previously reported consolidated financial statements for any period. This filing does not reflect any subsequent information or events occurring after such date other than adjustments to reflect the updated segment information in conjunction with the Resegmentation. This Current Report on Form 8-K should be read in conjunction with such prospectus in the Company’s Registration Statement on Form S-4 filed on March 28, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report on Form 10-Q”) filed on May 13, 2025, and other filings filed by the Company with the Securities and Exchange Commission. The Quarterly Report on Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the Registration Statement on Form S-4.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Recast historical quarterly unaudited financial information reflecting the change in segment reporting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: June 12, 2025	By:	/s/ Anthony Paquette
Anthony Paquette
Chief Financial Officer